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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 16, 1998


                      Asset Backed Securities Corporation
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            (Exact name of registrant as specified in its charter)


         DELAWARE                   333-365                   13-3354848
----------------------------      ------------            -------------------
(STATE OR OTHER JURISDICTION      (COMMISSION              (I.R.S. employer
     OF INCORPORATION)            FILE NUMBER)            identification no.)

  11 Madison Avenue, New York, New York                           10010
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(Address of principal executive offices)                       (ZIP CODE)

                                (212) 325-2000
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              Registrant's telephone number, including area code

                                Not Applicable
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         (Former name or former address, if changed since last report)


                        Exhibit Index Located on Page 2
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Items 1 through 6 and 8 are not included because they are not applicable.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
           -------------------------------------------------------------------
           (a)   Not applicable
           (b)   Not applicable
           (c) Exhibits - The following Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                  Sequentially
                                                  Numbered
Exhibit                                           Exhibit
Number                                            Page
------                                            ------------

5.1.4        Opinion of Orrick, Herrington & Sutcliffe LLP. (Mortgage Loans)
8.1.4 Opinion of Orrick, Herrington & Sutcliffe LLP with respect to tax matters. (Mortgage Loans)
23.2 Consent of Orrick, Herrington & Sutcliffe LLP (included in exhibits 5.1.4 and 8.1.4).
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    ASSET BACKED SECURITIES CORPORATION

                    By: /s/ Kari Skilbred
                       --------------------------------
                       Name:  Kari Skilbred
                       Title: Vice President

Dated:  June 16, 1998